Mr. Jerry Fenstermaker
President & CEO
Freedom  Financial Group,  Inc.
3058 E Elm Street
Springfield, MO 65802


Dear Mr. Fenstermaker:

This agreement ("Agreement") sets forth the terms of the engagement by Freedom Financial Group, Inc. (the "Company") of Milestone Advisors, LLC ("MAL"), pursuant to which MAL shall act as financial advisor to the Company with regard to the proposed private offering of debt and equity securities (the "Offering"). It is acknowledged that the Company is under no obligation to enter into any transaction.

1. Scope of Services. In connection with the analysis and pursuit of exploring the Company's strategic alternatives, MAL will, as the Company's financial advisor and investment banker, work with the Company on one or more of the following activities, as requested from time to time by management of the Company (hereinafter referred to as the "Advisory Services"):

(a) Evaluation of the Company, its current and historical financial condition, franchise value, operations and projected results;

(b) Peer group performance comparisons and comparable company analyses;

(c) Advise on the transaction capacity, appropriate transaction structure and pricing parameters for the Offering;

(d) Participation in: (i) discussions between the Company, its current shareholders and their representatives, and the potential debt and equity investors in the Offering (the "Potential Investors"); (ii) "due diligence" discussions between the Company and the Potential Investors; and (iii) negotiation of a letter of intent, memorandum of understanding and/or definitive agreement with the Potential Investors;

(e) Issue a fairness opinion to the Board of Directors of the Company, as to the fairness of the Offering from a financial point of view ("Fairness Opinion") within 45 days from the date the Company provides MAL with a completed set of due diligence materials, MAL will either (i) issue the Fairness Opinion or (ii) provide a summary response regarding its conclusion of the Offering;

(f) If appropriate, conduct presentations to the Company's Board of Directors regarding the Offering and the Fairness Opinion; and

                                                          Mr. Jerry Fenstermaker
                                                              September 24, 2004
                                                                          Page 2

(g) Such other financial advisory and investment banking services as are customary in engagements of the type contemplated hereby and as may be reasonably agreed upon by the Company and MAL.

2. Fees and Expenses

(a) MAL shall be paid a retainer fee of $25,000 ("Retainer Fee"), which shall be paid upon execution of the Agreement; and

(b) Upon MAL's issuance of the Fairness Opinion, MAL shall be paid a fairness opinion fee equal to $200,000 ("Fairness Opinion Fee");

(c) The Company will agree to reimburse MAL for reasonable out of pocket expenses, which may include but shall not be limited to costs of travel, meals and lodging, photocopying, telephone, facsimile and couriers, payable at the closing of the Offering, or if no Offering is consummated, at the time this Agreement is terminated.

3. Confidential Review. MAL and its agents and counsel will be accorded access to and may examine documents, records and other materials and information of the Company and its subsidiaries as MAL reasonably deems appropriate to perform its obligations hereunder. MAL shall keep all such information, to the extent confidential and proprietary to the Company, confidential except to the extent disclosure is required by any judicial, administrative or self-regulatory agency or organization. The following information shall not be deemed confidential or proprietary:

(a) Information that at the time of disclosure, or after disclosure, is or subsequently becomes generally available to the public or within the industries in which the Company or MAL and its affiliates conduct business, other than as a result of a breach by MAL of its obligations under this Agreement;

(b) Information that prior to or at the time of disclosure by the Company, was already in the possession of MAL or its affiliates (provided that MAL or its affiliates, at the time of such disclosure was not subject to a non-disclosure obligation relating to such information including any non-disclosure obligation under applicable "Insider Trading" laws and regulations) or could have been developed by them from information then in their possession, by the application of other information or techniques in their possession or generally available to the public or available to them, other than from the Company or its agents;
(c) Information that at the time of disclosure or subsequent to disclosure, is obtained by MAL or its affiliates from a third party who is lawfully in possession of the information and who is not in violation of any contractual, legal or fiduciary obligation to the Company with respect to that information; or

(d) Information that is or was independently developed by MAL or its affiliates from information lawfully obtained by MAL or its affiliates from parties lawfully in possession of

                                                          Mr. Jerry Fenstermaker
                                                              September 24, 2004
                                                                          Page 3

such information and who are not in breach of any contractual, legal or fiduciary obligation to the Company with respect to the information.

         The Company has furnished and will continue to furnish or cause to be furnished to MAL such information as MAL believes appropriate to its assignment (all information so furnished being the "Information"). The Company recognizes and confirms that MAL: (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same; (b) does not assume responsibility for the accuracy or completeness of the Information and such other information; and (c) will not make an appraisal of any assets or liabilities of the Company or any of their market competitors.

4. Term. This Agreement and the retention of MAL hereunder shall remain in full force and effect for twelve months from the date hereof and may be terminated by the Company or MAL at any time, with or without cause, upon 30 days written notice to that effect to the other party, without further obligation to each other, except it is agreed that the provisions relating to indemnification, limitation of liabilities, contribution, settlement, the provisions relating to the payment of fees and expenses, confidentiality, the status of MAL as an independent contractor, the limitation on to whom MAL shall owe any duties and the waiver of the right to trial by jury in this Agreement will survive any such termination.

5. Independent Contractor. The Company acknowledges and agrees that it is a sophisticated business enterprise and that MAL has been retained pursuant to this Agreement to provide services to the Company solely with respect to the Offering. In such capacity, MAL shall act as an independent contractor, and any duties of MAL arising out of its engagement pursuant to this Agreement shall be contractual in nature and shall be owed solely to the Company. Each party disclaims any intention to impose any fiduciary duty on the either.

6. Indemnification, Contribution, and Limitation of Liability. The Company agrees to indemnify MAL and its controlling persons, representatives and agents in accordance with the indemnification provisions set forth in Appendix I, and agrees to the other provisions of Appendix I, which is incorporated herein by this reference, regardless of whether the proposed Acquisition Transaction is consummated.

7. Beneficiaries. This Agreement shall inure to the sole and exclusive benefit of MAL and the Company and the persons referred to in Appendix I and their respective successors and representatives. The obligations and liabilities under this Agreement shall be binding upon MAL and the Company.

8. Amendments. This Agreement may be modified or amended, or its provisions waived, only in writing signed by the person or persons against whom enforcement of the modification, amendment or waiver is sought.

9. No Commitment. This Agreement does not and will not constitute any agreement, commitment or undertaking, express or implied on the part of MAL or any affiliate to purchase or to sell any securities or to provide any financing and does not ensure the successful arrangement or completion of a Acquisition Transaction.

                                                          Mr. Jerry Fenstermaker
                                                              September 24, 2004
                                                                          Page 4

10. Entire Agreement. This Agreement constitutes the entire Agreement between the parties and supersedes and cancels any and all prior or contemporaneous arrangements, understandings and agreements, written or oral, between them relating to the subject matter hereof.

11. Severability. If any portion of this Agreement shall be held or made unenforceable or invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect, and, to the fullest extent, the provisions of the Agreement shall be severable.

12.  Governing Law; Waiver of Trial by Jury

     This Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with Delaware law (without regard to any rules or principles of conflicts of law that might look to any jurisdiction outside of the State of Delaware). Any dispute arising hereunder shall be brought before a court in the State of Delaware.

     EACH OF THE PARTIES HERETO (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS AND INDEMNIFIED PARTIES) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERACTION (WHETHER BASED UPON CONTRACT, OR OTHERWISE) RELATED TO OR ARISING OUT OF THE ENGAGEMENT PURSUANT TO, OR THE PERFORMANCE OF THE SERVICES CONTEMPLATED BY, THIS AGREEMENT.

13. Waiver, Amendment and Modification; Headings

         No waiver, amendment or other modification of this Agreement shall be effective unless signed in writing by each of the parties hereto. The headings used herein are for ease of reference only and shall not be used to construe the meaning of this Agreement.

                                                          Mr. Jerry Fenstermaker
                                                              September 24, 2004
                                                                          Page 5

If the foregoing terms correctly set forth our agreement, please sign and return to us a duplicate copy of this Agreement. We look forward to working with you toward the successful conclusion of this engagement and developing a long term relationship with the Company.


Very truly yours,

MILESTONE ADVISORS, LLC

By: /s/ Eugene S. Weil
   -------------------------------
   Eugene S. Weil
   Managing Director



                                             Confirmed and accepted as of this
                                             27th day of September, 2004:

                                             FREEDOM FINANCIAL GROUP, INC.


                                             By /s/ Jerry Fenstermaker
                                                --------------------------------
                                                Jerry Fenstermaker
                                                President & CEO

                                                          Mr. Jerry Fenstermaker
                                                              September 24, 2004
                                                                          Page 6


                                   APPENDIX I

         The Company agrees to indemnify and hold harmless MAL and its affiliates (as defined in Rule 405 under the Securities Act of 1933, as amended) and their respective directors, officers, employees, agents and controlling persons (MAL and each such person being an "Indemnified Party") from and against all losses, claims, damages and liabilities (or actions, including shareholder actions, in respect thereof), joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, which are related to or result from the performance by MAL of the services contemplated by or the engagement of MAL pursuant to, this Agreement and will promptly reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by the Company. The Company will not be liable to any Indemnified Party under the foregoing indemnification and reimbursement provisions, (i) for any settlement by an Indemnified Party effected without its prior written consent (not to be unreasonably withheld); or (ii) to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from MAL's willful misconduct or gross negligence. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of MAL pursuant to, or the performance by MAL of the services contemplated by, this Agreement except to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from MAL's willful misconduct or gross negligence. Notwithstanding the foregoing, the Company shall not be required by the Agreement to indemnify the Indemnified Party for any loss, claims, damage or liability which it may sustain as a result of any misstatements, misrepresentations by MAL or any failure to disclose any facts or information by MAL in the performance of its services.

         Promptly after receipt by an Indemnified Party of notice of any intention or threat to commence an action, suit or proceeding or notice of the commencement of any action, suit or proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against the Company pursuant hereto, promptly notify the Company in writing of the same. In case any such action is brought against any Indemnified Party and such Indemnified Party notifies the Company of the commencement thereof, the Company may elect to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and an Indemnified Party may employ counsel to participate in the defense of any such action provided, that the employment of such counsel shall be at the Indemnified Party's own expense, unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Indemnified Party has reasonably concluded (based upon advice of counsel to the Indemnified Party) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Company, or that a conflict or potential conflict exists (based upon advice of counsel to the Indemnified Party) between the Indemnified Party and the Company that makes it impossible or inadvisable for counsel to the Indemnifying Party to conduct the defense of both the Company and the Indemnified Party (in which case the Company will not have the right to direct the defense of such action on behalf of the Indemnified Party), or (iii) the Company has

                                                          Mr. Jerry Fenstermaker
                                                              September 24, 2004
                                                                          Page 7

not in fact employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in each of which cases the reasonable fees, disbursements and other charges of such counsel will be at the expense of the Company; provided, further, that in no event shall the Company be required to pay fees and expenses for more than one firm of attorneys representing Indemnified Parties unless the defense of one Indemnified Party is unique or separate from that of another Indemnified Party subject to the same claim or action. Any failure or delay by an Indemnified Party to give the notice referred to in this paragraph shall not affect such Indemnified Party's right to be indemnified hereunder, except to the extent that such failure or delay causes actual harm to the Company, or prejudices its ability to defend such action, suit or proceeding on behalf of such Indemnified Party.

         If the indemnification provided for in this Agreement is for any reason held unenforceable by an Indemnified Party, the Company agrees to contribute to the losses, claims, damages and liabilities for which such indemnification is held unenforceable (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and MAL on the other hand, of the transaction contemplated by the Agreement whether or not the transaction is consummated or, (ii) if (but only if) the allocation provided for in clause (i) is for any reason unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand and MAL, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and MAL of the transaction as contemplated shall be deemed to be in the same proportion that the total value received or contemplated to be received by the Company or its shareholders, as the case may be, as a result of or in connection with the transaction, bear to the fees paid or to be paid to MAL under this Agreement. Notwithstanding the foregoing, the Company expressly agrees that MAL shall not be required to contribute any amount in excess of the amount by which fees paid MAL hereunder (excluding reimbursable expenses), exceeds the amount of any damages which MAL has otherwise been required to pay.

         The Company agrees that without MAL's prior written consent, which shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding  in  respect  of which  indemnification  could be  sought  under  the indemnification provisions of this Agreement (in which MAL or any other Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action or proceeding.

         In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company in which such Indemnified Party is not named as a defendant, the Company agrees to promptly reimburse MAL on a monthly basis for all expenses incurred by it in connection with such Indemnified Party's appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel. In addition to any reimbursed fees, expenses or costs outlined hereunder, MAL shall also receive from the Company cash compensation of $2,000.00 per person, per day, plus reasonable out-of-pocket expenses and costs should MAL be required to provide testimony in any formal or informal proceeding regarding the Company.

                                                          Mr. Jerry Fenstermaker
                                                              September 24, 2004
                                                                          Page 8


        If multiple claims are brought with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the Company agrees that any judgment or arbitrate award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the judgment or arbitrate award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.